UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2021

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.  Termination of a Material Definitive Agreement.

On June 22, 2021, United Therapeutics Corporation (the “Company”) and Medtronic, Inc. (“Medtronic”) agreed to discontinue further efforts to develop and commercialize the Implantable System for Remodulin® (“ISR”). By way of background, the ISR has been developed over the past 12 years in collaboration with Medtronic to deliver Remodulin (treprostinil) Injection for patients with pulmonary arterial hypertension (“PAH”) via an implantable system developed by Medtronic. On February 25, 2019, Medtronic and the Company entered into a Commercialization Agreement governing the parties’ collaboration to commercialize the ISR in the United States (the “Commercialization Agreement”). Despite approval by the U.S. Food and Drug Administration (“FDA”) of Medtronic’s premarket approval application (“PMA”) for the ISR in December 2017, commercial launch of the product required Medtronic, as the applicant, to satisfy certain conditions to its PMA approval. Based on the evolution of treatment options and paradigms in PAH over the past few years, and the anticipated efforts required to satisfy the FDA’s conditions of approval, the Company and Medtronic have decided to discontinue further efforts to develop and commercialize the ISR. The Company and Medtronic plan to work together on a mutually-agreed approach to wind-down the development program, and to support patients already enrolled in clinical studies of the ISR, at the Company’s sole expense. Effective June 22, 2021, the parties mutually agreed to terminate the Commercialization Agreement. There were no penalties associated with the termination of the Commercialization Agreement.

Forward-looking Statements

Statements included in this Current Report on Form 8-K that are not historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements regarding plans to wind-down the development of the ISR and to support patients enrolled in clinical studies of the ISR. These forward-looking statements are subject to certain risks and uncertainties, such as those described in the Company’s periodic and other reports filed with the Securities and Exchange Commission that could cause actual results to differ materially from anticipated results. Such forward-looking statements are qualified by the cautionary statements, cautionary language and risk factors set forth in UT’s periodic reports and documents filed with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. UT claims the protection of the safe harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. The Company is providing this information as of June 23, 2021, and assumes no obligation to update or revise the information contained in this Current Report on Form 8-K whether as a result of new information, future events or any other reason.

REMODULIN is a registered trademark of United Therapeutics Corporation.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: June 23, 2021	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

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